SMEAD FUNDS TRUST

Supplement dated September 8, 2021 to the

Prospectus dated March 30, 2021

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)

Class I1 Shares (SVFFX)

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class Y Shares (SVFYX)

This Supplement updates certain information contained in the Smead Value Fund Prospectus dated March 30, 2021. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling the Fund (toll-free) at 877-807-4122 or by visiting the Fund’s website at http://smeadcap.com/smead-value-fund/.

Effective immediately, the second paragraph of the section entitled “Shareholder Information-How to Purchase Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Account Application. Your order will not be accepted until a completed Account Application is received by the Transfer Agent.

Effective immediately, the seventh sentence in the fourth paragraph of the section entitled “Shareholder Information-How to Purchase Shares-Purchase Requests Must be Received in Good Order” on page 26 of the Prospectus is hereby deleted in its entirety.

Effective immediately, the section entitled “Shareholder Information-How to Purchase Shares-Purchase Requests Must be Received in Good Order-Investing by Telephone” on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investing by Telephone. If you have accepted telephone privileges on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877-807-4122. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE